Convertible Instruments Classified as Equity	12 Months Ended
Dec. 31, 2020
Disclosure Of Convertible Equity Instrument Explanatory [Abstract]
CONVERTIBLE INSTRUMENTS CLASSIFIED AS EQUITY
21.	CONVERTIBLE INSTRUMENTS CLASSIFIED AS EQUITY

On October 31, 2019, the Company decided to raise convertible equity finance from supportive existing shareholders. $1,850,000 was raised from the issuance of Convertible Loan Notes. The Loan Notes are short term instruments and carry a coupon of 16% per annum and are convertible (together with all accrued interest) into ordinary shares of nominal value £0.03 each in the capital of the Company at a conversion price of 42p, they are not convertible into cash. The Loan Notes are convertible on the third anniversary of the date of issue of the Notes, or at the election of the noteholder on completion of the next non-qualifying equity financing or on the making of a takeover offer for the Company(as defined in the City Code on Takeovers and Mergers), and such election may be made on an immediate basis or conditional on any such takeover offer being declared, or becoming, unconditional.

The warrants issued in connection with the Loan Notes entitle the holders to subscribe for one additional share per conversion share at the same price of 42p. The warrants may be exercised for a period of up to 5 years from their date of issue.

The principal amount of the Convertible Equity Instrument that was recorded as in the convertible loan note reserve prior to conversion is as follows:

2020
$000

Par value of Convertible loan notes issued	2,175
Less: Fair value of warrants issued to note holders	(661)

1,514

Accrued interest	348
Less: convertible loan note conversion	(2,523)
Exercise of warrants	661
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